Exhibit 99.1

Patheon to Acquire Banner Pharmacaps

Adds Balanced Product and Intellectual Property Portfolio with Complementary Technology Platforms

Builds Scale, Expands Capacity and Broadens Footprint in Emerging Markets

TORONTO and HIGH POINT, NC. – October 29, 2012 – Patheon Inc. (TSX: PTI), a leading provider of contract development and manufacturing services to the global pharmaceutical industry, today announced that it has entered into a definitive agreement with VION N.V., a global manufacturer of foodstuffs and ingredients based in the Netherlands, to acquire Banner Pharmacaps (“Banner”), a specialty pharmaceutical business dedicated to the research, development and manufacturing of unique gelatin-based dosage forms.

Banner is the world’s second largest pharmaceutical business focused on delivering proprietary softgel formulations for over-the-counter, prescription and nutritional consumer products, with four manufacturing facilities, significant proprietary technologies and products, and leading positions in some of the industry’s fastest-growing product categories. Banner is headquartered in High Point, N.C., with additional research labs and manufacturing facilities in the Netherlands, Canada and Mexico.

James C. Mullen, Patheon’s Chief Executive Officer, stated, “The acquisition of Banner advances our strategic plan put in place in 2011, fully aligning with Patheon’s intent to be the leader in oral dosage development and manufacturing services. The transaction provides us with a well-balanced portfolio of proprietary products, state-of-the-art facilities with enhanced capabilities, as well as an expanded geographical presence. We believe our visibility within the industry will be further strengthened as we pass the USD 1 billion-revenue mark.”

“Patheon shares many interfaces with Banner’s field of activities and offers opportunities for further growth over the coming years. The sale of Banner is a strategic transaction for both organizations,” said Peter Beckers, chairman of the board of directors, Banner Pharmacaps, and executive board member, VION N.V. “It allows VION to focus on its core business of food and ingredients, while aligning Banner with a global company that is known for its focus on quality and customer service in the pharmaceutical industry. We are convinced that this transaction represents the best outcome for Banner’s customers, partners and for our people, who will benefit from the scale opportunities of being a part of an organization such as Patheon.”

The acquisition will be structured as a purchase of all of the shares of the entities through which Banner conducts its operations, for a total purchase price of U.S. $255 million, subject to working capital and other adjustments. The acquisition is subject to applicable regulatory approvals and other customary terms and conditions, and is expected to close by the end of calendar 2012.

In support of the transaction, Patheon has received commitments for financing that will be applied to fund the acquisition and associated expenses, retire existing debt and used for general corporate purposes. Such commitments are subject to customary terms and conditions.

UBS Securities LLC is acting as exclusive M&A advisor, and Reed Smith LLP and Skadden, Arps, Slate, Meagher & Flom LLP are acting as legal advisors, to Patheon. Rabobank International and

Rothschild Inc. are acting as exclusive financial advisors, and Becker, Glynn, Muffly, Chassin & Hosinski LLP is acting as legal advisor, to VION N.V.

Conference Call and Webcast Information

Patheon will host a conference call and live internet webcast, along with a slide presentation on Monday, October 29, 2012 at 8:30 a.m. ET to discuss the transaction. Interested parties are invited to access the conference call, via telephone, toll free at 1-888-231-8191 (U.S., including Puerto Rico) and 1-647-427-7450 (Canada and International). Listeners are encouraged to dial in five to fifteen minutes in advance to avoid delays. Interested parties may access the accompanying slide presentation and live internet webcast of the conference call on Patheon’s company website at http://ir.patheon.com/events.cfm.

A telephone replay of the conference call will be available between October 29, 2012 and November 5, 2012 by dialing 1-855-859-2056 (toll free) or 1-403-451-9481, and by entering identification number 59278067, followed by the number key. The internet webcast and slide presentation will be archived at http://ir.patheon.com/events.cfm.

About Patheon Inc.

Patheon Inc. (TSX: PTI) is a leading global provider of contract development and manufacturing services to the global pharmaceutical industry. The company provides the highest quality products and services to approximately 300 of the world’s leading pharmaceutical and biotechnology companies. Patheon’s services range from preclinical development through commercial manufacturing of a full array of solid and sterile dosage forms.

The company’s comprehensive range of fully integrated Pharmaceutical Development Services includes pre-formulation, formulation, analytical development, clinical manufacturing, scale-up and commercialization. The company’s integrated development and manufacturing network of nine manufacturing facilities and nine development centers across North America and Europe, enables customer products to be launched with confidence anywhere in the world. For more information visit www.Patheon.com.

About Banner Pharmacaps Inc.

Banner Pharmacaps Inc. is a specialty pharmaceutical company dedicated to the research, development, manufacturing and commercialization of unique gelatin-based dosage forms. Banner has developed several patent-pending drug delivery platforms, including those that enhance and control the absorption of poorly soluble active pharmaceutical ingredients. The Company focuses on improving the formulation of existing therapeutic compounds to provide increased efficacy and improved patient compliance and safety through innovative gelatin and polymer-based technologies. With approximately 1,200 employees, Banner is headquartered in High Point, North Carolina, with additional research labs and manufacturing facilities in the Netherlands, Canada and Mexico. For more information, please visit the company’s website at: www.banpharm.com.

About VION N.V.

VION N.V. is an internationally operating food company with two core activities: food and ingredients. The group produces high-quality foodstuffs for humans and animals. VION’s turnover is €9.5 billion and the company employs 26,500 staff. VION is not a listed company and has one shareholder, the Dutch Zuidelijke Land- en Tuinbouworganisatie (ZLTO), an agricultural and horticultural association with some 18,000 members. The VION head office is in Eindhoven, the Netherlands.

Caution Concerning Forward-Looking Statement

This press release contains forward-looking statements which reflect our expectations regarding our future growth, results of operations, performance (both operational and financial) and business prospects and opportunities. All statements, other than statements of historical fact, are forward-looking statements. Wherever possible, words such as “plans”, “expects” or “does not expect”, “forecasts”, “anticipates” or “does not anticipate”, “believes”, “intends” and similar expressions or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved have been used to identify these forward-looking statements. Although the forward-looking statements contained in this press release reflect our current assumptions based upon information currently available to us and based upon what we believe to be reasonable assumptions, we cannot be certain that actual results will be consistent with these forward-looking statements. Our current material assumptions include assumptions related to customer volumes, regulatory compliance, foreign exchange rates, employee severance costs associated with termination, and the timing and completion of the proposed acquisition of Banner and the related equity and debt financings. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results, performance, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, risks related to our ability to complete the proposed acquisition of Banner and the related equity and debt financings; integration of and achievement of our intended objectives with respect to our acquisition of Banner; compliance with our debt covenants and our debt service obligations; international operations and foreign currency fluctuations; customer demand for our products and services; regulatory matters affecting manufacturing and pharmaceutical development services; impacts of acquisitions, divestitures and restructurings; implementation of our new corporate strategy; our ability to effectively transfer business between facilities; the global economic environment; our exposure to complex production issues; our substantial financial leverage; interest rate risks; potential environmental, health and safety liabilities; credit and customer concentration; competition; rapid technological change; product liability claims; intellectual property; the existence of a significant shareholder; supply arrangements; pension plans; derivative financial instruments; and dependence upon key management, scientific and technical personnel. For additional information regarding risks and uncertainties that could affect our business, please see Item 1A “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended October 31, 2011 and our subsequent filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators. Although we have attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking statements are provided to help stakeholders understand our expectations and plans as of the date of this release and may not be suitable for other purposes. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. These forward-looking statements are made as of the date of this press release and, except as required by law, we assume no obligation to update or revise them to reflect new events or circumstances.